UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

DIH HOLDING US, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41250	98-1624542
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Accord Park Drive; Suite D-1 Norwell, Massachusetts	02061
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 871-2101

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DHAI	The Nasdaq Stock Market LLC
Warrants	DHAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 5, 2025, DIH Holding US, Inc. (the “Company”) received a determination letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Nasdaq Hearings Panel (the “Panel”) has determined to deny the Company’s request to continue its listing on Nasdaq. Accordingly, the Company’s shares will be delisted from Nasdaq and trading in the Company’s securities will be suspended at the open of trading on November 7, 2025.

As previously disclosed, the Listing Qualifications Staff (“Staff”) of Nasdaq notified the Company that it was not in compliance with Listing Rules 5250(c)(1), 5450(a)(1), 5450(b)(2&3), and 5450(b)(2)(A). A hearing before the Panel on these matters was held on October 16, 2025.

The Company has 15 days after the date of the Panel’s decision to request that the Nasdaq Listing and Hearing Review Council (the “Council”) review the decision, or the Council may, on its own motion, determine to review the Panel’s decision within 45 calendar days after issuance of the written decision. The Company does not intend to request a review of the decision.

As a result of the suspension in trading and delisting, there may be a very limited market in which the Company’s shares are traded. The Company intends to have its securities quoted in the Over-the-Counter market under the same symbols although the Company’s stockholders may find it difficult to sell their shares of the Company and the trading price of the Company’s securities, if any, may be adversely affected.

Item 8.01 Other Events

As previously disclosed in its public filings, the Company and its auditors believe there is substantial doubt about its ability to continue as a going concern. As a result of the Nasdaq delisting described in Item 3.02 hereto, the Company has concluded that sources of additional capital it needs to fund its day to day operations will be unavailable. As such, the Company has determined to suspend its operations while it evaluates all strategic alternatives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIH HOLDING US, INC.

Date: November 5, 2025	By:	/s/ Jason Chen
Jason Chen
Chief Executive Officer and Chairman